UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 19, 2025

NETFLIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35727	77-0467272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Albright Way

Los Gatos, California, 95032

(Address of principal executive offices) (Zip Code)

(408) 540-3700

(Registrant’s telephone number, include area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NFLX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 19, 2025, Netflix, Inc. (“Netflix”) successfully replaced a portion of the commitments under its previously disclosed bridge commitment letter with a more permanent and cost effective funding structure, as further described below.

Revolving Credit Agreement

On December 19, 2025, Netflix entered into a Senior Unsecured Revolving Credit Agreement (the “Revolving Credit Agreement”) with the lenders party thereto and Wells Fargo Bank, National Association, as the administrative agent. The Revolving Credit Agreement provides for a $5,000,000,000 unsecured revolving credit facility. Netflix may use the proceeds of borrowings under the Revolving Credit Agreement (i) to pay the cash portion of the purchase price required under the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 4, 2025, by and among Netflix, Nightingale Sub, Inc., a Delaware corporation and wholly owned subsidiary of Netflix, Warner Bros. Discovery, Inc., a Delaware corporation (“WBD”), and New Topco 25, Inc., a newly formed Delaware corporation and wholly owned subsidiary of WBD, (ii) to pay certain fees, costs and expenses incurred in connection with the transactions contemplated by the Merger Agreement and the incurrence by Netflix of indebtedness to finance such transactions and (iii) at the option of Netflix, to refinance certain indebtedness. Netflix may also use the proceeds of borrowings under the Revolving Credit Agreement for working capital and general corporate purposes. The aggregate amount of the commitments under the Revolving Credit Agreement reduced, on a dollar-for-dollar basis, the commitments under the bridge commitment letter (the “Debt Commitment Letter”), dated as of December 4, 2025, by and among Netflix, Wells Fargo Bank, National Association, Wells Fargo Strategic Capital, Inc., Wells Fargo Securities, LLC, BNP Paribas, BNP Paribas Securities Corp., HSBC Bank USA, National Association, HSBC Continental Europe, HSBC Bank plc, HSBC Bank Middle East Limited and HSBC Securities (USA) Inc.

Revolving loans under the Revolving Credit Agreement may be borrowed, repaid and reborrowed until the date that is the earliest of (i) the date that is the third anniversary of the date of the consummation of the transactions contemplated by the Merger Agreement, (ii) the date the Merger Agreement is terminated in accordance with its terms and (iii) December 19, 2030, at which time all amounts borrowed must be repaid. Netflix may exercise the option to extend the maturity date by up to one year (which option may be exercised up to two times over the life of the loan) subject to certain customary conditions. Netflix may optionally prepay the loans or irrevocably reduce or terminate the unutilized portion of the commitments under the Revolving Credit Agreement, in whole or in part, without premium or penalty (other than, if applicable, customary breakage costs) at any time.

Revolving loans under the Revolving Credit Agreement will bear interest, at Netflix’s option, at either (i) a floating rate per annum equal to a base rate (the “Alternate Base Rate”) plus an applicable margin or (ii) a per annum rate equal to a term SOFR rate (the “Term SOFR Rate”) plus an applicable margin. The applicable margin for Alternate Base Rate loans will range from 0% to 0.10%, and the applicable margin for Term SOFR Rate loans will range from 0.60% to 1.10%, each based on Netflix’s credit ratings.

The Revolving Credit Agreement contains customary affirmative covenants and negative covenants (and customary baskets and exceptions with respect thereto) for a credit facility of this size and type, including covenants that require delivery of financial statements and notices of events of default; and covenants that limit or restrict the ability of Netflix and its subsidiaries to incur debt for borrowed money that is secured by liens, and limitations on Netflix’s ability to merge or consolidate. The Revolving Credit Agreement also requires Netflix to maintain a minimum ratio of consolidated EBITDA to consolidated interest expense of 3.0 to 1.0 as of the last day of each fiscal quarter.

The Revolving Credit Agreement includes customary events of default (subject to customary grace periods), including payment defaults, inaccuracy of representations or warranties in any material respect, violation of covenants, cross acceleration to other material indebtedness, bankruptcy and insolvency events involving Netflix or its significant subsidiaries, material judgments, certain ERISA events and a change of control that is accompanied with or followed by a downgrade of the debt rating of Netflix that is below an investment-grade debt rating. The occurrence of an event of default could result in the termination of the lenders’ commitments and the acceleration of the obligations under the Revolving Credit Agreement, if any.

The foregoing description of the Revolving Credit Agreement does not purport to be a complete statement of the parties’ rights under such agreement and is qualified in its entirety by reference to the full text of the Revolving Credit Agreement, which is filed as Exhibit 10.1 hereto.

DDTL Credit Agreement

On December 19, 2025, Netflix entered into a Senior Unsecured Delayed Draw Term Loan Credit Agreement (the “DDTL Credit Agreement”) with the lenders party thereto and Wells Fargo Bank, National Association, as the administrative agent. The DDTL Credit Agreement provides for a two-year $10,000,000,000 unsecured delayed draw term loan credit facility (the “Two-Year Facility”) and a three-year $10,000,000,000 unsecured delayed draw term loan credit facility (the “Three-Year Facility”). Netflix may use the proceeds of borrowings under the DDTL Credit Agreement (i) to pay the cash portion of the purchase price required under the Merger Agreement, (ii) to pay certain fees, costs and expenses incurred in connection with the transactions contemplated by the Merger Agreement and the incurrence by Netflix of indebtedness to finance such transactions and (iii) at the option of Netflix, to refinance certain indebtedness. The aggregate amount of the commitments under the DDTL Credit Agreement reduced, on a dollar-for-dollar basis, the commitments under the Debt Commitment Letter.

Netflix may optionally prepay the loans or irrevocably reduce or terminate the unutilized portion of the commitments under the DDTL Credit Agreement, in whole or in part, without premium or penalty (other than, if applicable, customary breakage costs) at any time. Amounts prepaid under the DDTL Credit Agreement may not be reborrowed.

Delayed draw term loans will bear interest, at Netflix’s option, at either (i) a floating rate per annum equal to a base rate (the “Alternate Base Rate”) plus an applicable margin or (ii) a per annum rate equal to a term SOFR rate (the “Term SOFR Rate”) plus an applicable margin. For the Two-Year Facility, the applicable margin for Alternate Base Rate loans will range from 0% to 0.125%, and the applicable margin for Term SOFR Rate loans will range from 0.850% to 1.125%, each based on Netflix’s credit ratings. For the Three-Year Facility, the applicable margin for Alternate Base Rate loans will range from 0% to 0.25%, and the applicable margin for Term SOFR Rate loans will range from 0.95% to 1.25%, each based on Netflix’s credit ratings.

The DDTL Credit Agreement contains customary affirmative covenants and negative covenants (and customary baskets and exceptions with respect thereto) for a credit facility of this size and type, including covenants that require delivery of financial statements and notices of events of default; and covenants that limit or restrict the ability of Netflix and its subsidiaries to incur debt for borrowed money that is secured by liens, and limitations on Netflix’s ability to merge or consolidate. The DDTL Credit Agreement also requires Netflix to maintain a minimum ratio of consolidated EBITDA to consolidated interest expense of 3.0 to 1.0 as of the last day of each fiscal quarter.

The DDTL Credit Agreement includes customary events of default (subject to customary grace periods), including payment defaults, inaccuracy of representations or warranties in any material respect, violation of covenants, cross acceleration to other material indebtedness, bankruptcy and insolvency events involving Netflix or its significant subsidiaries, material judgments, certain ERISA events and a change of control that is accompanied with or followed by a downgrade of the debt rating of Netflix that is below an investment-grade debt rating. The occurrence of an event of default could result in the termination of the lenders’ commitments and the acceleration of the obligations under the DDTL Agreement, if any.

The foregoing description of the DDTL Credit Agreement does not purport to be a complete statement of the parties’ rights under such agreement and is qualified in its entirety by reference to the full text of the DDTL Credit Agreement, which is filed as Exhibit 10.2 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Senior Unsecured Revolving Credit Agreement, dated as of December 19, 2025, among Netflix, Inc., the lenders party thereto and Wells Fargo Bank, National Association, as the administrative agent.

10.2	Senior Unsecured Delayed Draw Term Loan Credit Agreement, dated as of December 19, 2025, among Netflix, Inc., the lenders party thereto and Wells Fargo Bank, National Association, as the administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Information and Where to Find It

In connection with the proposed transaction between WBD and Netflix, Netflix intends to file with the U.S. Securities and Exchange Commission (the “SEC”) the Registration Statement, which will include a prospectus with respect to the shares of Buyer Common Stock (as defined in the Merger Agreement) to be issued in the proposed transaction and a proxy statement for WBD’s stockholders (the “Proxy Statement/Prospectus”), and WBD intends to file with the SEC the proxy statement. The definitive proxy statement (if and when available) will be mailed to stockholders of WBD. WBD also intends to file a registration statement for SpinCo (as defined in the Merger Agreement). Each of Netflix and WBD may also file with or furnish to the SEC other relevant documents regarding the proposed transaction. This communication is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other document that Netflix or WBD may file with the SEC or mail to WBD’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF NETFLIX AND WBD ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING NETFLIX, WBD, THE PROPOSED TRANSACTION AND RELATED MATTERS. The documents filed by Netflix with the SEC also may be obtained free of charge at Netflix’s website at https://ir.netflix.net/home/default.aspx. The documents filed by WBD with the SEC also may be obtained free of charge at WBD’s website at https://ir.wbd.com.

Participants in the Solicitation

Netflix, WBD and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of WBD in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Netflix and WBD and other persons who may be deemed to be participants in the solicitation of stockholders of WBD in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus, which will be filed with the SEC. Information about WBD’s directors and executive officers is set forth in WBD’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 23, 2025, WBD’s Annual Report on Form 10-K for the year ended December 31, 2024, and any subsequent filings with the SEC. Information about Netflix’s directors and executive officers is set forth in Netflix’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 17, 2025, and any subsequent filings with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Netflix’s and WBD’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Netflix and WBD, all of which are subject to change. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, consummating the Separation and the Distribution, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of WBD’s and Netflix’s businesses and other conditions to the completion of the proposed transaction; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Netflix and WBD; (iii) Netflix’s and WBD’s ability to implement their business strategies; (iv) consumer viewing trends; (v) potential litigation relating to the proposed transaction that could be instituted against Netflix, WBD or their respective directors; (vi) the risk that disruptions from the proposed transaction will harm Netflix’s or WBD’s business, including current plans and operations; (vii) the ability of Netflix or WBD to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) uncertainty as to the long-term value of Netflix’s common stock; (x) legislative, regulatory and economic developments affecting Netflix’s and WBD’s businesses; (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which Netflix and WBD operate; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Netflix’s or WBD’s financial performance; (xiv) restrictions during the pendency of the proposed transaction that may impact Netflix’s or WBD’s ability to pursue certain business opportunities or strategic transactions; and (xv) failure to receive the approval of the stockholders of WBD. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Netflix’s or WBD’s consolidated financial condition, results of operations or liquidity. Neither Netflix nor WBD assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2025	NETFLIX, INC.

	By:	/s/ David Hyman
David Hyman
Chief Legal Officer and Secretary